FEDERAL HOME LOAN BANK ADVANCES	12 Months Ended
Dec. 31, 2013
FEDERAL HOME LOAN BANK ADVANCES
FEDERAL HOME LOAN BANK ADVANCES

NOTE 9 - FEDERAL HOME LOAN BANK ADVANCES

The Bank had total advances from the Federal Home Loan Bank (FHLB) of $13,980,005 and $21,966,750 at December 31, 2013 and 2012, respectively.  The weighted average interest rate on the advances was 1.36% and 1.27% at December 31, 2013 and 2012, respectively.  The range of rates on the outstanding advances at December 31, 2013 varied from 0.46% to 4.58%.

The contractual maturities of advances are as follows:

Year Ending December 31,	Amount
2014	$11,500,000
2015	1,500,000
2016	980,005
$13,980,005

At December 31, 2013, in addition to FHLB stock, eligible residential real estate loans totaling approximately $74,435,000 were pledged to the FHLB to secure advances outstanding compared to $66,444,000 at December 31, 2012.